Trade and Other Receivables	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Trade and Other Receivables
19.  Trade and Other Receivables

	2020 $m	2019 $m
Current
Trade receivables	2,757	2,682
Amounts receivable in respect of construction contracts (i)	951	1,027
Total trade receivables, gross	3,708	3,709
Loss allowance	(140)	(133)
Total trade receivables, net	3,568	3,576
Amounts receivable from equity accounted investments	32	9
Prepayments and other receivables (ii)	486	646
Total	4,086	4,231

Non-current
Other receivables (ii)	325	356

(i)
Includes unbilled revenue and retentions held by customers in respect of construction contracts at the balance sheet date amounting to $297 million and $202 million respectively (2019: $278 million and $206 million respectively). The movements in these balances during the year was as follows:

	Unbilled revenue		Retentions
	2020 $m	2019 $m	2020 $m	2019 $m
At 1 January	278	281	206	192
Translation adjustment	7	5	3	4
Additional contract balances recognised	238	354	130	158
Invoiced in the period	(226)	(362)	-	-
Received from customers	-	-	(137)	(144)
Disposals	-	-	-	(4)
At 31 December	297	278	202	206

(ii)	Principally comprised of prepayments and deferred divestment consideration.

Trade receivables, amounts receivable in respect of construction contracts and deferred divestment consideration are measured at amortised cost (less any expected credit loss allowance) as the Group’s business model is to “hold to collect” contractual cash flows, and the cash flows arising from trade and other receivables are solely payments of principal and interest. The carrying amount of trade receivables, amounts receivable in respect of construction contracts and deferred divestment consideration closely approximate their fair value.

Valuation and qualifying accounts (expected credit loss allowance)
The movements in the expected credit loss allowance for receivables during the financial year were as follows:

	2020 $m	2019 $m	2018 $m
At 1 January	133	153	157
Reclassified from held for sale	-	-	7
Translation adjustment	5	(1)	(6)
Disposed of during year	(4)	(34)	(4)
Written off during year	(23)	(29)	(35)
Arising on acquisition (note 32)	-	1	6
Net remeasurement of expected credit loss allowance	29	43	28
At 31 December	140	133	153

Given the common profile of CRH’s customers, how customer credit risk is managed at appropriate
Group

locations, and the breadth and scale of its international operations, a disclosure of concentrations of credit risk by segment best enables users of financial statements to assess CRH’s credit risk exposure. The following table sets out the gross carrying value of trade receivables and expected credit loss allowance by segment:

	Trade receivables, gross			Expected credit loss allowance
	2020 $m	2019 $m	2018 $m	2020 $m	2019 $m	2018 $m
Americas Materials	1,475	1,520	1,514	34	31	22
Europe Materials	1,403	1,379	1,337	83	78	74
Building Products (i)	830	810	1,316	23	24	57
Total Group	3,708	3,709	4,167	140	133	153

(i)	Analysis of Building Products segment by geographic location:

	2020 $m	2019 $m	2018 $m	2020 $m	2019 $m	2018 $m
Americas	676	662	648	17	18	17
Europe	154	148	668	6	6	40
Total	830	810	1,316	23	24	57

Customer credit risk is managed according to established policies, procedures and controls. Customer credit quality is assessed in line with strict credit rating criteria and credit limits are established where appropriate. Outstanding customer balances are regularly monitored for evidence of customer financial difficulties including payment default, breach of contract etc. Significant balances are reviewed individually while smaller balances are grouped and assessed collectively. Receivables balances are in general unsecured and non-interest-bearing.
Customer credit risk arising in the context of the Group’s receivables is not significant and the total expected credit loss allowance for impairment of trade receivables amounts to 3.8% of the Group’s gross trade receivables (2019: 3.6%). The Group considers the ageing of past due receivables a key factor in assessing credit risk. The trade receivables balances disclosed above comprise a large number of customers spread across the Group’s activities and geographies with balances classified as “not past due” representing 66% of the total gross trade receivables balance at the balance sheet date (2019: 65%).

Due to the global financial uncertainty arising from the
COVID-19
pandemic, consideration has been given as to whether or not the future credit risk on trade and other receivables has been elevated for the year ended 31 December 2020. The impact of the pandemic is not considered material due to the Group’s strong record of cash generation, good working capital management practices and our assessment of the future economic outlook. There have been no other significant changes to the Group’s credit risk parameters or to the composition of the Group’s trade receivables portfolio during the financial year.

The Group applies the simplified approach to providing for expected credit losses (ECL) permitted by IFRS 9
Financial Instruments
, which requires expected lifetime losses to be recognised from initial recognition of the receivables. Receivables such as those which relate to bonded government contracts and receivables which fall under credit insurance are considered lower risk and would not attract a material ECL. Considering the uncertain economic outlook for the next 12 months, our ECL allowance adequately represents the risk of default on our receivables balances.

Trade receivables are written off when there is no reasonable expectation of recovery, such as a debtor failing to engage in a repayment plan with the company. Where recoveries are made, these are recognised in the Consolidated Income Statement.

Aged analysis
The aged analysis of net trade receivables and amounts receivable in respect of construction contracts at the balance sheet date was as follows:

	Americas Materials	Europe Materials	Building Products	Total	Americas Materials	Europe Materials	Building Products	Total
	2020 $m	2020 $m	2020 $m	2020 $m	2019 $m	2019 $m	2019 $m	2019 $m
Not past due	956	958	523	2,437	909	969	526	2,404
Past due:
- less than 60 days	396	310	198	904	441	270	154	865
- 60 days or greater but less than 120 days	65	32	59	156	92	42	75	209
- 120 days or greater	24	20	27	71	47	20	31	98
Total trade receivables, net	1,441	1,320	807	3,568	1,489	1,301	786	3,576

Trade receivables and amounts receivable in respect of construction contracts are in general receivable within 90 days of the balance sheet date.